News Release Wabtec Reports Strong Third Quarter 2022 Results  Sales Growth of 9.1% to $2.08 Billion; Sales Up 14.3% Excluding Impacts of Foreign Currency Exchange  Operating Margin of 12.5%, Up 1.1 Percentage Points; Strong Third Quarter Adjusted Operating Margin of 16.4%  Third Quarter Reported GAAP Earnings Per Share of $0.88; Adjusted Earnings Per Share of $1.22  Total Backlog of $22.61 Billion, Up $ 0.77 Billion and Up $1.52 Billion Year-Over- Year on Constant Currency Basis; Provides Strong Multi-Year Momentum PITTSBURGH, November 1, 2022 – Wabtec Corporation (NYSE: WAB) today reported third quarter 2022 GAAP earnings per diluted share of $0.88, up 27.5% versus the third quarter of 2021. Adjusted earnings per diluted share were $1.22, up 7.0% versus the same quarter a year ago. Third quarter sales were $2.08 billion, and cash from operations was $204 million. “The Wabtec team delivered a strong quarterly performance as evidenced by the growth in sales and earnings,” said Rafael Santana, Wabtec’s President and CEO. “The team’s disciplined execution and the strength of the underlying business enabled us to navigate a volatile and dynamic environment that included significant headwinds from negative foreign currency exchange, supply chain constraints, and high input costs. “Looking forward, Wabtec is well-positioned to drive long-term profitable growth as the team continues to deliver for our customers and execute against our value creation framework. Our technologically differentiated portfolio of products and solutions, combined with our global installed base and multi-year backlog will allow us to capitalize on growth opportunities while remaining highly resilient.” 2022 Third Quarter Consolidated Results $ in millions except earnings per share and percentages; margin change in percentage points (pts) Third Quarter 2022 2021 Change Net Sales $ 2,081 $ 1,907 9.1% GAAP Gross Margin 31.1% 31.6% (0.5 pts) Adjusted Gross Margin 31.4% 32.8% (1.4 pts) GAAP Operating Margin 12.5% 11.4% 1.1 pts Adjusted Operating Margin 16.4% 17.0% (0.6 pts) GAAP Diluted EPS $0.88 $0.69 27.5%

Wabtec CORPORATION

News Release

Adjusted Diluted EPS	$1.22	$1.14	7.0%
Cash Flow from Operations	$ 204	$ 244	(16.4%)
Operating Cash Flow Conversion	*72%*	*96%*	

- Sales increased 9.1% compared to the year-ago quarter driven by significantly higher Freight segment sales, partially offset by lower Transit segment sales. On a constant currency basis, consolidated sales were up 14.3%.
- GAAP operating margin was up 1.1 percentage points behind lower restructuring and transaction costs. Adjusted operating margin was lower due to a less rich mix of sales from significantly higher locomotive sales in the quarter.
- GAAP and adjusted EPS increased from the year-ago quarter primarily due to higher sales and disciplined cost management. GAAP EPS further benefited from lower restructuring and transaction costs.

2022 Third Quarter Freight Segment Results

Net sales $ in millions; margin change in percentage points (pts)	Third Quarter		
	2022	2021	Change
Net Sales	$ 1,531	$ 1,295	18.2%
GAAP Gross Margin	*32.5%*	*34.3%*	*(1.8 pts)*
Adjusted Gross Margin	*32.7%*	*34.3%*	*(1.6 pts)*
GAAP Operating Margin	*15.2%*	*15.1%*	*0.1 pts*
Adjusted Operating Margin	*19.9%*	*20.6%*	*(0.7 pts)*

- Freight segment sales for the third quarter were up across all product groups, with very strong growth in Equipment, Digital Electronics, and Services. On a constant currency basis sales were up 19.8%.
- GAAP operating margins were nearly flat to prior year and adjusted operating margin was lower as a result of significantly higher sales of locomotives during the quarter, partially offset by operational efficiencies and disciplined cost management.

2022 Third Quarter Transit Segment Results

Net sales $ in millions; margin change in percentage points (pts)	Third Quarter		
	2022	2021	Change
Net Sales	$ 550	$ 612	(10.1%)
GAAP Gross Margin	*27.4%*	*25.9%*	*1.5 pts*
Adjusted Gross Margin	*27.5%*	*29.6%*	*(2.1 pts)*
GAAP Operating Margin	*9.6%*	*7.2%*	*2.4 pts*
Adjusted Operating Margin	*11.0%*	*12.5%*	*(1.5 pts)*

Wabtec CORPORATION

News Release

- Transit segment sales for the third quarter were down versus last year due to unfavorable foreign currency exchange and the carryover effects from the previously announced cyber incident in the second quarter. On a constant currency basis sales were up 2.6%.
- GAAP operating margin was up significantly as a result of lower restructuring and transaction costs, while adjusted operating margin was down as a result of costs associated with the cyber incident.

Backlog

Backlog $ in millions	September 30,		
	2022	2021	Change
12-Month Backlog	$ 6,267	$ 5,708	9.8%
Total Backlog	$ 22,610	$ 21,844	3.5%

At September 30, 2022 the multi-year backlog was $0.77 billion higher than September 30, 2021. Excluding unfavorable foreign currency exchange, the multi-year backlog was up $1.52 billion, up 7.0%.

Cash Flow and Liquidity Summary

- During the third quarter, the Company generated cash from operations of $204 million versus $244 million in the year ago period. Cash from operations was lower driven by higher inventories, partially offset by increased net income.
- At the end of the quarter, the Company had cash and cash equivalents of $514 million and total debt of $4.08 billion. At September 30, 2022 the Company's total available liquidity was $2.14 billion, which includes cash and cash equivalents plus $1.63 billion available under current credit facilities.

2022 Financial Guidance

- Wabtec updated its 2022 financial guidance with sales expected to be in a range of $8.15 billion to $8.35 billion versus previous guidance of $8.3 billion to $8.6 billion. The reduction reflects the expected impacts from unfavorable foreign currency exchange in the second half of the year. Adjusted earnings per diluted share is expected to be in a range of $4.75 to $4.95 versus previous guidance of $4.70 to $5.00.
- For full year 2022, Wabtec expects strong cash flow generation with operating cash flow conversion greater than 90 percent.

Conference Call Information

Wabtec will host a call with analysts and investors at 8:30 a.m., ET, today. To listen via webcast, go to Wabtec's new website at www.WabtecCorp.com and click on "Events & Presentations" in the "Investor Relations" section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 2053871).

News Release About Wabtec Corporation Wabtec Corporation (NYSE: WAB) is focused on creating transportation solutions that move and improve the world. The Company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 150 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at: www.WabtecCorp.com Information about non-GAAP Financial Information and Forward-Looking Statements Wabtec’s earnings release and 2022 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, EBITDA, adjusted EBITDA, adjusted effective tax rate, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted earnings per diluted share and operating cash flow conversion. Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results. This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings, and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements

News Release regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward- looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Wabtec Investor Contact Kristine Kubacki, CFA / kristine.kubacki@wabtec.com / 412-450-2033 Wabtec Media Contact Tim Bader / tim.bader@wabtec.com / 682-319-7925

Appendix A

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2022 AND 2021
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Net sales	$ 2,081	$ 1,907	$ 6,056	$ 5,749
Cost of sales	(1,433)	(1,304)	(4,168)	(4,032)
Gross profit	648	603	1,888	1,717
Gross profit as a % of Net Sales	*31.1%*	*31.6%*	*31.2%*	*29.9%*
Selling, general and administrative expenses	(260)	(269)	(757)	(766)
Engineering expenses	(54)	(44)	(149)	(124)
Amortization expense	(73)	(73)	(218)	(215)
Total operating expenses	(387)	(386)	(1,124)	(1,105)
Operating expenses as a % of Net Sales	*18.6%*	*20.2%*	*18.6%*	*19.2%*
Income from operations	261	217	764	612
Income from operations as a % of Net Sales	*12.5%*	*11.4%*	*12.6%*	*10.6%*
Interest expense, net	(48)	(42)	(135)	(135)
Other income, net	4	-	15	25
Income before income taxes	217	175	644	502
Income tax expense	(54)	(43)	(162)	(130)
Effective tax rate	*24.7%*	*24.8%*	*25.1%*	*26.0%*
Net income	163	132	482	372
Less: Net income attributable to noncontrolling interest	(3)	(1)	(7)	(4)
Net income attributable to Wabtec shareholders	$ 160	$ 131	$ 475	$ 368
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 0.88	$ 0.69	$ 2.60	$ 1.95
Diluted				
Net income attributable to Wabtec shareholders	$ 0.88	$ 0.69	$ 2.59	$ 1.95
Basic	181.3	187.6	182.6	188.2
Diluted	181.9	188.0	183.1	188.6
Segment Information				
Freight Net Sales	$ 1,531	$ 1,295	$ 4,343	$ 3,814
Freight Income from Operations	$ 233	$ 195	$ 655	$ 510
Freight Operating Margin	15.2%	15.1%	15.1%	13.4%
Transit Net Sales	$ 550	$ 612	$ 1,713	$ 1,935
Transit Income from Operations	$ 53	$ 44	$ 168	$ 159
Transit Operating Margin	9.6%	7.2%	9.8%	8.2%

Backlog Information (Note: 12-month is a sub-set of total)	September 30, 2022	June 30, 2022	September 30, 2021
Freight Total	$ 19,173	$ 19,679	$ 18,212
Transit Total	3,437	3,548	3,632
Wabtec Total	$ 22,610	$ 23,227	$ 21,844
Freight 12-Month	$ 4,567	$ 4,821	$ 4,060
Transit 12-Month	1,700	1,745	1,648
Wabtec 12-Month	$ 6,267	$ 6,566	$ 5,708

Appendix B September 30, 2022 December 31, 2021 In millions Cash and cash equivalents 514$ 473$ Receivables, net 1,462 1,477 Inventories 2,023 1,689 Other current assets 200 193 Total current assets 4,199 3,832 Property, plant and equipment, net 1,402 1,497 Goodwill 8,361 8,587 Other intangible assets, net 3,410 3,705 Other noncurrent assets 890 833 Total assets 18,262$ 18,454$ Current liabilities 3,328$ 2,910$ Long-term debt 3,824 4,056 Long-term liabilities - other 1,185 1,249 Total liabilities 8,337 8,215 Shareholders' equity 9,881 10,201 Noncontrolling interest 44 38 Total shareholders' equity 9,925 10,239 Total Liabilities and Shareholders' Equity 18,262$ 18,454$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Appendix C 2022 2021 In millions Operating activities Net income 482$ 372$ Non-cash expense 355 373 Receivables (39) 35 Inventories (401) (32) Accounts Payable 232 41 Other assets and liabilities (1) (30) Net cash provided by operating activities 628 759 Net cash used for investing activities (149) (475) Net cash used for financing activities (395) (433) Effect of changes in currency exchange rates (43) 6 Increase (decrease) in cash 41 (143) Cash and cash equivalents, beginning of period 473 599 Cash and cash equivalents, end of period 514$ 456$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended September 30,

Appendix D

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter 2022 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,081	$ 648	$ (387)	$ 261	$ (44)	$ (54)	$ 163	$ (3)	$ 160	$ 0.88
Restructuring & Transaction costs	-	5	4	9	-	(2)	7	-	7	$ 0.04
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.30
Adjusted Results	$ 2,081	$ 653	$ (310)	$ 343	$ (44)	$ (74)	$ 225	$ (3)	$ 222	$ 1.22
Fully Diluted Shares Outstanding										181.9

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter Year-to-Date 2022 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 6,056	$ 1,888	$ (1,124)	$ 764	$ (120)	$ (162)	$ 482	$ (7)	$ 475	$ 2.59
Restructuring & Transaction costs	-	12	8	20	-	(5)	15	-	15	$ 0.08
Non-cash Amortization expense	-	-	218	218	-	(54)	164	-	164	$ 0.89
Adjusted Results	$ 6,056	$ 1,900	$ (898)	$ 1,002	$ (120)	$ (221)	$ 661	$ (7)	$ 654	$ 3.56
Fully Diluted Shares Outstanding										183.1

Appendix D

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter 2021 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 1,907	$ 603	$ (386)	$ 217	$ (42)	$ (43)	$ 132	$ (1)	$ 131	$ 0.69
Restructuring & Transaction costs	-	23	12	35	-	(8)	27	-	27	$ 0.14
Non-cash Amortization expense	-	-	73	73	-	(18)	55	-	55	$ 0.29
Foreign Exchange Loss	-	-	-	-	3	(2)	1	-	1	$ 0.02
Adjusted Results	$ 1,907	$ 626	$ (301)	$ 325	$ (39)	$ (71)	$ 215	$ (1)	$ 214	$ 1.14
Fully Diluted Shares Outstanding										188.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Third Quarter Year-to-Date 2021 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,749	$ 1,717	$ (1,105)	$ 612	$ (110)	$ (130)	$ 372	$ (4)	$ 368	$ 1.95
Restructuring & Transaction costs	-	48	32	80	-	(19)	61	-	61	$ 0.32
Non-cash Amortization expense	-	-	215	215	-	(56)	159	-	159	$ 0.84
Foreign Exchange Gain	-	-	-	-	(8)	2	(6)	-	(6)	$ (0.03)
Adjusted Results	$ 5,749	$ 1,765	$ (858)	$ 907	$ (118)	$ (203)	$ 586	$ (4)	$ 582	$ 3.08
Fully Diluted Shares Outstanding										188.6

Appendix E

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2022 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$261		$4		$117		$382		$9		$391

Wabtec Corporation
2022 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$764		$15		$354		$1,133		$20		$1,153

Wabtec Corporation
2021 Q3 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$217		$0		$121		$338		$35		$373

Wabtec Corporation
2021 Q3 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$612		$25		$364		$1,001		$80		$1,081

Appendix F In millions 2022 2021 Freight Segment Equipment 443$ 335$ Components 232 222 Digital Electronics 187 155 Services 669 583 Total Freight Segment 1,531$ 1,295$ Transit Segment Original Equipment Manufacturer 264$ 287$ Aftermarket 286 325 Total Transit Segment 550$ 612$ In millions 2022 2021 Freight Segment Equipment 1,098$ 925$ Components 695 649 Digital Electronics 504 473 Services 2,046 1,767 Total Freight Segment 4,343$ 3,814$ Transit Segment Original Equipment Manufacturer 815$ 894$ Aftermarket 898 1,041 Total Transit Segment 1,713$ 1,935$ Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended September 30,

Appendix G In millions Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Gross Profit Income from Operations Freight Segment Reported Results 497$ 233$ 444$ 195$ 1,414$ 655$ 1,214$ 510$ Freight Segment Reported Margin 32.5% 15.2% 34.3% 15.1% 32.6% 15.1% 31.8% 13.4% Restructuring & Transaction costs 4 5 1 3 7 8 5 17 Non-cash Amortization expense - 69 - 68 - 204 - 200 Freight Segment Adjusted Results 501$ 307$ 445$ 266$ 1,421$ 867$ 1,219$ 727$ Freight Segment Adjusted Margin 32.7% 19.9% 34.3% 20.6% 32.7% 20.0% 31.8% 19.1% Transit Segment Reported Results 151$ 53$ 159$ 44$ 474$ 168$ 503$ 159$ Transit Segment Reported Margin 27.4% 9.6% 25.9% 7.2% 27.6% 9.8% 26.0% 8.2% Restructuring & Transaction costs 1 3 22 28 5 10 43 54 Non-cash Amortization expense - 4 - 5 - 14 - 15 Transit Segment Adjusted Results 152$ 60$ 181$ 77$ 479$ 192$ 546$ 229$ Transit Segment Adjusted Margin 27.5% 11.0% 29.6% 12.5% 27.9% 11.2% 28.2% 11.8% 2022 2021 2022 2021 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30,

Appendix H In millions Freight Transit Consolidated 2021 Net Sales 1,295$ 612$ 1,907$ Acquisitions 18 1 19 Foreign Exchange (21) (78) (99) Organic 239 15 254 2022 Net Sales 1,531$ 550$ 2,081$ Change ($) 236 (62) 174 Change (%) 18.2% -10.1% 9.1% Freight Transit Consolidated 2021 Net Sales 3,814$ 1,935$ 5,749$ Acquisitions 62 3 65 Foreign Exchange (41) (171) (212) Organic 508 (54) 454 2022 Net Sales 4,343$ 1,713$ 6,056$ Change ($) 529 (222) 307 Change (%) 13.9% -11.5% 5.3% Nine Months Ended September 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended September 30,

Appendix I Wabtec Corporation 2022 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $204 $163 $119 72% Wabtec Corporation 2022 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $628 $482 $359 75% Wabtec Corporation 2021 Q3 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $244 $132 $122 96% Wabtec Corporation 2021 Q3 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $759 $372 $368 103% Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =